UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  December 17, 2019

DLH Holdings Corp.
(Exact name of Registrant as Specified in its Charter)

New Jersey	0-18492	22-1899798
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

3565 Piedmont Road, NE, Building 3, Suite 700
Atlanta, GA 30305
(Address of Principal Executive Offices, and Zip Code)
(770) 554-3545
Registrant's telephone number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DLHC	Nasdaq Capital Market

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition
Item 7.01	Regulation FD Disclosure
DLH Holdings Corp. (“DLH” or the “Company”) is filing this Current Report on Form 8-K to disclose pursuant to Regulation FD the information attached hereto as Exhibit 99.1. The information furnished with this report as Exhibit 99.1 presents the Company’s consolidated statements of operations for each of the first three quarterly and year-to-date periods of its recently completed fiscal year ended September 30, 2019, formatted to reflect the reclassification of certain indirect and/or overhead costs from “general and administrative expenses” to “contract costs”. In its Annual Report on Form 10-K for the fiscal year ended September 30, 2019, the Company’s financial statements included the statements of operations presented in this format.
In its Annual Report on Form 10-K for the fiscal year ended September 30, 2019, the Company implemented this reclassification as it determined that including these indirect overhead costs within the category of “contract costs” rather than “general and administrative expenses” better reflects the relationship of these overhead costs to contract performance, as these costs are generally variable based on fluctuations in business volume. During the 2019 fiscal year, the statements of operations filed with each of the Company’s Quarterly Reports on Form 10-Q included these costs with “general and administrative expenses”. As reclassified, contract costs primarily include direct labor and related benefit costs, subcontract costs, travel, and management and infrastructure costs that support service delivery to customers. The remaining general and administrative costs are for employees, professional advisors and other expenses that do not directly relate to providing services to customers, including executive management, accounting, bid and proposal personnel, and human resources.
Through this reclassification, the Company believes it is enhancing the ability of investors to understand and evaluate the Company’s expense management across its entire enterprise. In connection with this change, the Company also removed the gross margin line from the Statement of Operations in order to simplify the overall presentation. This reclassification does not result in any changes to the Company’s total operating costs and previously reported operating income, income before income taxes, or net income.
The information contained in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information contained in this Current Report on Form 8-K and Exhibit 99.1 shall only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
The following exhibit is attached to this Current Report on Form 8-K:
Exhibit Number	Exhibit Title or Description
99.1	Presentation Materials*
*Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. JohnBull

Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: December 17, 2019